Dean Heller
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Incorporation
(Pursuant to NRS 78)

Important:  Read attached instructions before completing form

1.  Name of Corporation:                   Globalink, Ltd.
2. Resident Agent Name and Street Address: Laughlin International
  (must be a Nevada address where process  -------------------------------------------
   may be served)                          Name

                                           2533 North Carson Street
                                           -------------------------------------------
                                           Street Address

                                           Carson City, Nevada            89710
                                           -------------------------------------------
                                           City         State           Zip Code

3. Shares: (number of shares corporation   Number of shares
   Corporation authorized to issue)        with par value: 100,000,000 Par value $.001
                                           -------------------------------------------
4. Names & Addresses, of Board of          1.  Robin Young
   Directors/Trustees: (attach additional  -------------------------------------------
   page if there is more than 3 directors/ Name
   trustees)
                                           #202-426 Main St. Vancouver, B.C.  V6A2T0
                                           -------------------------------------------
                                           Street Address       City   State  Zip Code

                                           2.  Ben Choi
                                           -------------------------------------------
                                           Name

                                           #202-426 Main St. Vancouver, B.C.  V6A2T0
                                           -------------------------------------------
                                           Street Address       City   State  Zip Code

5. Purpose: (optional-see instructions)    The purpose of this Corporation shall be:
                                           To engage in all lawful business

6. Names & Addresses and Signature of      Jody M. Walker       /s/Jody M. Walker
   Directors/Trustees: (attach additional  -------------------------------------------
   page if there is more than 1            Name                 Signature
   incorporator)
                                           7841 S. Garfield Way  Centennial, CO 80122
                                           -------------------------------------------
                                           Street Address         City     State  Zip



7. Certificate of Acceptance of            I hereby accept appointment as Resident
Appointment of Resident of Agent.          Agent for the above named corporation.

                                           /s/Laughlin International  February 2, 2006
                                           -------------------------------------------
                                           Authorized Signature of R.A.      Date